EXHIBIT 32.1
SECTION 1350 CERTIFICATION
In connection with the Quarterly Report of Payless ShoeSource, Inc. (the “Company”) on Form 10-Q/A for the period ending April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew E. Rubel, Chief Executive Officer and President, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 21, 2006

/s/ Matthew E. Rubel

Matthew E. Rubel Chief Executive Officer and President (Principal Executive Officer)